EXHIBIT 10
NAVISTAR INTERNATIONAL CORPORATION
AND CONSOLIDATED SUBSIDIARIES

MATERIAL CONTRACTS

The following documents of Navistar International Corporation and its affiliate Navistar Financial Corporation are incorporated herein by reference.

*10.1	Navistar International Corporation 1984 Stock Option Plan. Filed as Exhibit A to Proxy Statement dated February 6, 1984. Commission File No. 1-5236.

10.2
Pooling and Servicing Agreement dated as of June 8, 1995, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, JP Morgan Chase Bank (survivor in the merger between JP Morgan and The Chase Manhattan Bank), as 1990 Trust Trustee, and The Bank of New York, as Master Trust Trustee. Filed on Registration No. 033-87374.

10.3
Series 1995-1 Supplement to the Pooling and Servicing Agreement dated as of June 8, 1995, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and The Bank of New York, as Master Trust Trustee on behalf of the Series 1995-1 Certificate holders. Filed on Registration No. 033-87374.

*10.4	Navistar 1988 Non-Employee Director Stock Option Plan amended as of March 20, 1996. Filed as Exhibit 10.19 to Form 10-K dated December 22, 1997. Commission File No. 1-9618.

*10.5	Form of Executive Severance Agreement which is executed with all executive officers dated June 16, 1997. Filed as Exhibit 10.5 to Form 10-Q dated September 12, 1997. Commission File No. 1-9618.

*10.6	Executive Severance Agreement between J.R. Horne and the company dated June 16, 1997. Filed as Exhibit 10.35 to Form 10-Q dated March 11, 2002. Commission File No. 1-9618.

10.7
Series 1998-1 Supplement to the Pooling and Servicing Agreement dated as of July 17, 1998, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee on behalf of the Series 1998-1 certificate holders. Filed on Registration No. 333-30737.

*10.8	Navistar International Corporation 1998 Interim Stock Plan. Filed as Exhibit 10.21 to Form 10-Q dated June 12, 1998. Commission File No. 1-9618.

10.9
Certificate Purchase Agreement dated as of January 28, 2000, between Navistar Financial Securities Corporation, as seller, Navistar Financial Corporation, as Servicer, Receivable Capital Corporation, as the Conduit Purchaser, Bank of America, National Association, as administrative Agent for the Purchasers, and Bank of America, National Association, as a Committed Purchaser filed on Form 8-K dated February 24, 2000. Commission File No. 033-87374.

10.10
Series 2000-1 Supplement to the Pooling and Servicing Agreement dated as of July 13, 2000, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee on behalf of the Series 2000-1 Certificate holders. Filed as Exhibit 4.1 to Navistar Financial Securities Corporation’s Form 8-K dated July 14, 2000. Filed on Registration No. 333-32960.

10.11
Servicing Agreement dated as of October 16, 2000, between Navistar Financial Corporation, as Servicer, and Navistar Leasing Corporation, Harco Leasing Company, Inc., Truck Retail Instalment Paper Corp., The Bank of New York as Collateral Agent, and Bank One National Association, as Portfolio Trustee. Filed as Exhibit 10.01 to Navistar Financial Corporation’s Form 10-Q dated March 15, 2001. Commission File No. 1-4146-1.

EXHIBIT 10 (continued)
NAVISTAR INTERNATIONAL CORPORATION
AND CONSOLIDATED SUBSIDIARIES

MATERIAL CONTRACTS

10.12
Indenture Agreement dated as of October 16, 2000, between Truck Retail Instalment Paper Corp., as Issuer, and The Bank of New York, as Indenture Trustee. Filed as Exhibit 10.03 to Navistar Financial Corporation’s Form 10-Q dated March 15, 2001. Commission File No. 1-4146-1.

10.13
Series 2000-1 Supplement dated as of October 16, 2000, to the Indenture also dated October 16, 2000, between Truck Retail Instalment Paper Corp., as Issuer, and The Bank of New York, as Indenture Trustee. Filed as Exhibit 10.04 to Navistar Financial Corporation’s Form 10-Q dated March 15, 2001. Commission File No. 1-4146-1.

10.14
Indenture dated as of April 27, 2001, between Navistar Financial 2001-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 2001-A Owner Trust. Filed as Exhibit 4.2 to Navistar Financial Retail Receivables Corporation’s Form 8-K dated May 3, 2001. Filed on Registration No. 033-50291.

10.15
Supplement No. 1, dated as of July 24, 2001, to Indenture agreement dated October 16, 2000, among Truck Retail Instalment Paper Corp. and The Bank of New York, filed on Form 8-K dated August 6, 2001. Commission File No. 1-4146-1.

*10.16	Form of Executive Severance Agreement Amendment which is executed with all executive officers. Filed as Exhibit 10.30 to Form 10-Q dated September 13, 2001. Commission File No. 1-9618.

10.17
Indenture dated as of November 1, 2001, between Navistar Financial 2001-B Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 2001-B Owner Trust. Filed as Exhibit 4.2 to Navistar Financial Retail Receivables Corporation’s Form 8-K dated November 6, 2001. Filed on Registration No. 033-50291.

*10.18	Navistar 1994 Performance Incentive Plan, as amended. Filed as Exhibit 10.31 to Form 10-Q dated March 11, 2002. Commission File No. 1-9618.

*10.19	Navistar 1998 Supplemental Stock Plan, as amended and supplemented by the Restoration Stock Option Program. Filed as Exhibit 10.32 to Form 10-Q dated March 11, 2002. Commission File No. 1-9618.

*10.20	Board of Directors resolution regarding director’s annual retainer. Filed as Exhibit 10.33 to Form 10-Q dated March 11, 2002. Commission File No. 1-9618.

*10.21	Navistar Non-Employee Director’s Deferred Fee Plan. Filed as Exhibit 10.34 to Form 10-Q dated March 11, 2002. Commission File No. 1-9618.

*10.22	Navistar 1998 Non-Employee Director Stock Option Plan, as amended. Filed as Exhibit 10.1 to Form S-8 dated April 23, 2002. Registration No. 333-86754.

10.23
Indenture dated as of April 30, 2002, between Navistar Financial 2002-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 2002-A Owner Trust. Filed as Exhibit 4.2 to Navistar Financial Retail Receivables Corporation’s Form 8-K dated May 3, 2002. Filed on Registration Nos. 333-62445 and 333-67112.

10.24
Supplement No. 2, dated as of July 31, 2002, to Indenture agreement dated October 16, 2000, among Truck Retail Instalment Paper Corp. and The Bank of New York, filed on Form 8-K dated November 27, 2002. Commission File No. 1-4146-1.

EXHIBIT 10 (continued)
NAVISTAR INTERNATIONAL CORPORATION
AND CONSOLIDATED SUBSIDIARIES

MATERIAL CONTRACTS

*10.26
Employment Agreement between Navistar International Corporation, International Truck and Engine Corporation and Robert C. Lannert. Filed as Exhibit 10.40 to Form 10-Q dated September 13, 2002. Commission File No. 1-9618.

*10.27
Indenture dated as of November 19, 2002, between Navistar Financial 2002-B Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 2002-B Owner Trust. Filed as Exhibit 4.2 to Navistar Financial Retail Receivables Corporation’s Form 8-K dated November 25, 2002. Filed on Registration No. 333-67112.

*10.28
Board of Directors resolution approving an increase in the additional retainer paid to the audit committee members and to the chairs of the committees. Filed as Exhibit 10.35 to Form 10-Q dated June 13, 2003. Commission File No. 1-9618.

10.29
Indenture dated as of June 5, 2003, between Navistar Financial 2003-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 2003-A Owner Trust. Filed as Exhibit 4.2 to Navistar Financial Retail Receivables Corporation’s Form 8-K dated June 11, 2003. Registration No. 333-67112.

10.30
Series 2003-1 Supplement to the Pooling and Service Agreement dated as of July 13, 2003, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee on behalf of the Series 2003-1 Certificateholders. Filed as Exhibit 4.1 to Navistar Financial Securities Corporation’s Form 8-K dated July 11, 2003. Registration No. 333-102345-01.

10.31
Indenture dated as of October 31, 2003, between Navistar Financial 2003-B Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 2003-B Owner Trust. Filed as Exhibit 4.2 to Navistar Financial Retail Receivables Corporation’s Form 8-K dated November 5, 2003. Registration No. 333-67112.

*10.32
Board of Directors resolution (1) approving an increase in the annual retainer paid to non-employee directors and (2) amending the director’s restricted stock Plan to expire on December 31, 2005. Filed as Exhibit 10.35 to Form 10-K dated December 18, 2003. Commission File No. 1-9618.

*10.33
Board of Directors resolution amending the 1994 Performance Incentive Plan, the 1998 Supplemental Stock Plan and the 1998 Non-Employee Director Stock Option Plan to prohibit the repricing and discounting of options. Filed as Exhibit 10.36 to Form 10-K dated December 18, 2003. Commission File No. 1-9618.

*10.34	Navistar International Corporation 2004 Performance Incentive Plan. Filed as Appendix A to Proxy Statement dated and filed on January 15, 2004. Commission File No. 001-09618.

10.35
Indenture dated as of April 1, 2004, between Navistar Financial 2004-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 2004-A Owner Trust. Filed as Exhibit 4.2 to Navistar Financial Retail Receivables Corporation Navistar Financial 2004-A Owner Trust’s Form 8-K dated April 5, 2004. Filed on Registration No. 333-67112-01.

EXHIBIT 10 (continued)
NAVISTAR INTERNATIONAL CORPORATION
AND CONSOLIDATED SUBSIDIARIES

MATERIAL CONTRACTS

*10.36	Board of Directors resolution terminating the 1998 Non-Employee Directors Plan. Filed as Exhibit 10.39 to Form 10-Q dated June 9, 2004. Commission File No. 1-9618.

*10.37	Amendment No. 1 to the Navistar International Corporation 2004 Performance Incentive Plan effective April 21, 2004. Filed as Exhibit 10.40 to Form 10-Q dated June 9, 2004. Commission File No. 1-9618.

10.38
Indenture dated as of June 10, 2004, between Navistar Financial Dealer Note Master Owner Trust, as Issuer, and The Bank of New York, as Indenture Trustee. Filed as Exhibit 4.2 to Navistar Financial Dealer Note Master Owner Trust’s Current Report on Form 8-K dated June 10, 2004. Filed on File No. 333-104639.

10.39
Series 2004-1 Indenture Supplement, dated as of June 10, 2004, between Navistar Financial Dealer Note Master Owner Trust, as Issuer, and The Bank of New York, as Indenture Trustee. Filed as Exhibit 4.3 to Navistar Financial Dealer Note Master Owner Trust’s Current Report on Form 8-K dated June 10, 2004. Commission File No. 333-104639.

10.40
Indenture, dated as of November 21, 2000, between Truck Engine Receivables Master Trust and The Bank of New York, as Indenture Trustee. Filed as Exhibit 10.63 to Navistar Financial Corporation’s Quarterly Report on Form 10-Q dated September 10, 2004. Commission File No. 001-04146.

10.41
Series 2000-1 Indenture Supplement, dated as of November 21, 2000, between Truck Engine Receivables Master Trust and the Bank of New York, as Indenture Trustee. Filed as Exhibit 10.67 to Navistar Financial Corporation’s Quarterly Report on Form 10-Q dated September 10, 2004. Commission File No. 001-04146.

*10.42	Navistar International Corporation Amended and Restated Executive Stock Ownership Program dated September 1, 2004. Filed as Exhibit 99.1 to Form 8-K dated August 31, 2004. Commission File No. 1-9618.

The following documents of Navistar International Corporation and its affiliates are filed herewith:

*10.43	Offer Letter to Deepak T. Kapur dated August 13, 2003

10.44
Trust Agreement between Servicios Financieros Navistar, S. A. de C. V., Sociedad Financiera de Objeto Limitado, a wholly owned subsidiary of the Registrant, and Banco J.P. Morgan, S.A., Institution de Banca Multiple, J. P. Morgan Grupo Financiero, Division Fiduciaria as trustee (the "Trustee") creating irrevocable trust No. F/00098 (the "Trust") dated December, 2004 under which the Trust issued and placed in the Mexican Stock Exchange, Certificados Bursatiles, Serie A ("Notes"), having an aggregate original principal amount of $516,000,000.00 Mexican Pesos, under the revolving securitization program authorized by the Mexican National Banking and Securities Commission in an aggregate amount of $1,100,000.00 Mexican Pesos. This document is an English translation of the Mexican language original. The Registrant agrees to furnish to the Commission upon request a copy of the Mexican language original.

*10.45	Form of Incentive Stock Option Award Agreement.

*10.46	Form of Supplement to Incentive Stock Option Award Agreement.

*10.47	Form of Non-Qualified Incentive Stock Option Award Agreement.

EXHIBIT 10 (continued)
NAVISTAR INTERNATIONAL CORPORATION
AND CONSOLIDATED SUBSIDIARIES

MATERIAL CONTRACTS

*10.48	Form of Supplement to Non-Qualified Stock Option Award Agreement.

*10.49	Form of Restoration Stock Option Award Agreement.

*10.50	Form of Supplement to Restoration Stock Option Award Agreement.

*10.51	Form of Non-Employee Director Award Agreement.

*10.52	Form of Supplement to Non-Employee Director Award Agreement.

*10.53	Form of Restricted Stock Award Agreement.

*10.54	Form of Premium Share Unit Award Agreement.

*10.55	Form of Deferred Share Unit Award Agreement.

*10.56	Board of Directors resolution approved an increase in the meeting fees payable to Directors for board and committee meetings.

* Indicates a management contract or compensatory plan or arrangement required to be filed as an exhibit to this report pursuant to Item 14(c).